                                                                   EXHIBIT 10.14


                               EXTENSION AGREEMENT

                                DECEMBER 13, 2002


         Reference is made to that certain First Amendment and Restated Promissory Note dated August 19, 1999 (the "Note") between O'Donnell & Masur, L.P. (the "Payee") and Bestway, Inc. (the "Maker"). All capitalized terms used in the agreement shall have the meanings given such terms in the Note, unless otherwise defined herein.

         Pursuant to the Note, the current maturity is November 1, 2003. The Payee and the Maker desire to extend the Note maturity until May 31, 2004. Therefore, in consideration of the mutual reliance on the parties hereto, the Payee and the Maker agree that (1) the maturity of the Note is extended to May 31, 2004, unless sooner accelerated pursuant to the provisions of the Note and that (2) all terms and provisions of the Note shall remain in full force and effect and shall govern the rights and obligations of the Payee and the Maker.

         EXECUTED as December 13, 2002


                                         O'DONNELL & MASUR, L.P.



                                         By:
                                               ---------------------------------
                                               James A. O'Donnell
                                               Partner


                                         BESTWAY, INC.



                                         By:
                                               ---------------------------------
                                               Beth A. Durrett
                                               Chief Financial Officer